Statistical Supplement

Third Quarter 2026

Lincoln Financial

Notes ...
1-3
Credit Ratings ...	4
Consolidated
Consolidated Statements of Income (Loss) ................................................................................................................................................................................................	5

Consolidated Balance Sheets ...
6-7
Earnings, Shares and Return on Equity ...	8
Key Stakeholder Metrics ...	9
Select Earnings Drivers By Segment ...	10
Sales By Segment ...	11
Operating Revenues and General and Administrative Expenses By Segment and Other Operations......................................................................................................	12
Operating Commissions and Other Expenses .............................................................................................................................................................................................	13
Select Earnings and Operational Data from Business Segments and Other Operations
Annuities ...	14
Life Insurance ...	15
Group Protection ...	16
Retirement Plan Services ...	17
Other Operations ...	18
Account Balance Roll Forwards

Annuities ...
19-20
Life Insurance ...	21
Retirement Plan Services ...	22
Investment Information
Fixed-Income Asset Class ...	23
Fixed-Income Credit Quality ...	24
GAAP to Non-GAAP Reconciliations

Select GAAP to Non-GAAP Reconciliations .................................................................................................................................................................................................
25-29

Lincoln Financial
Notes

Non-GAAP Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein beginning on page 25.
Adjusted Income (Loss) From Operations
Adjusted income (loss) from operations is GAAP net income (loss) excluding the effects of the following items, as applicable:
• Items related to annuity product features, which include changes in market risk benefits (“MRBs”), changes in the fair value of the related hedge instruments inclusive of income allocated to support the cost of hedging or future benefits, and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products (collectively, “net annuity product features”);
• Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of variable universal life insurance (“VUL”) hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our indexed universal life insurance (“IUL”) contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
• Credit loss-related adjustments on fixed maturity available-for-sale (“AFS”) securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);
• Changes in the fair value of equity securities and certain other investments, the impact of certain derivatives, and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”);
• Income (loss) from the initial adoption of new accounting standards, accounting policy changes and new regulations, including changes in tax law;
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Losses from the impairment of intangible assets and gains (losses) on other non-financial assets;
• Income (loss) from discontinued operations;
• Other items, which include the following: certain legal and regulatory accruals; severance expense related to initiatives that realign the workforce; transaction, integration and other costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business, and certain other corporate initiatives; mark-to-market adjustment related to the LNC stock component of our deferred compensation plans (“deferred compensation mark-to-market adjustment”); gains (losses) on modification or early extinguishment of debt; and impacts from settlement or curtailment of defined benefit obligations; and
• Income tax benefit (expense) related to the above pre-tax items, including the effect of tax adjustments such as changes to deferred tax valuation allowances.
Adjusted income (loss) from operations available to common stockholders is defined as GAAP net income (loss) available to common stockholders excluding the effects of the items, as applicable, set forth in the definition of adjusted income (loss) from operations above and the impact of preferred stock repurchase premium. Management excludes the impact of preferred stock repurchase premium as it is not indicative of current operating fundamentals.

Adjusted Operating Revenues
Adjusted operating revenues represent GAAP revenues excluding the effects of the following items, as applicable:
• Changes in the fair value of the derivative instruments we hold to hedge guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders inclusive of income allocated to support the cost of hedging or future benefits, and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity and IUL products (“revenue adjustments from annuity and life insurance product features”);
• Credit loss-related adjustments;
• Investment gains (losses);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans;
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance; and
• Gains (losses) on other non-financial assets.
Management believes that the use of the non-GAAP financial measures adjusted income (loss) from operations, adjusted income (loss) from operations available to common stockholders, adjusted income (loss) from operations per diluted share available to common stockholders and adjusted operating revenues is helpful to investors in evaluating the company’s performance.

Lincoln Financial
Notes

Non-GAAP Measures, Continued
Management believes that excluding the following items from adjusted income (loss) from operations enhances understanding of the underlying trends and long-term performance of the company’s business. Management excludes “net annuity product features” as this adjustment primarily represents the difference between the valuation of reserves and the valuation of derivatives utilized for hedging our variable annuity and indexed annuity products, which can fluctuate significantly from period to period based on changes in equity markets and interest rates. This difference is due to the hedge focus on managing risks to statutory capital as opposed to the GAAP reserves. Management excludes “net life insurance product features” for similar reasons. In addition, management excludes “credit loss-related adjustments” and “investment gains (losses)” as the timing of changes in allowances or sales of credit-impaired investments depends largely on market credit cycles and can vary considerably from period to period and the timing of other sales of investments that would result in gains or losses is driven by market conditions, including interest rates, and other factors. Management excludes “changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans” as this adjustment represents the economics of investments in underlying funds withheld portfolios supporting reinsurance agreements that have been transferred to third-party reinsurers, which is not indicative of our ongoing results.
Finally, management excludes from adjusted income (loss) from operations certain additional items (as set forth in the definition above) that are not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Management believes excluding these items better explains the results of the company’s ongoing businesses in a manner that allows for enhanced understanding of underlying trends, company performance and business fundamentals.
Stockholders’ Equity, Excluding AOCI and Preferred Stock
Stockholders’ equity, excluding accumulated other comprehensive income (loss) (“AOCI”) and preferred stock is stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors to analyze our net worth because it eliminates market movements that can fluctuate significantly from period to period, primarily related to changes in interest rates. Stockholders’ equity is the most directly comparable GAAP measure.
Adjusted Stockholders’ Equity
Adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock, changes in MRBs, GLB and GDB hedge instruments gains (losses), and the difference between amounts recognized in net income (loss) on reinsurance-related embedded derivatives and the underlying asset portfolios (“reinsurance-related embedded derivatives and portfolio gains (losses)”). Management believes this metric is useful to investors to analyze our net worth because it eliminates the effect of market movements that can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Stockholders’ equity is the most directly comparable GAAP measure.
Book Value per Share, Excluding AOCI
Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI and preferred stock, by common shares outstanding. Management believes that using book value per share, excluding AOCI enables investors to analyze the amount of our net worth that is attributable to our business operations. Book value per share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.
Adjusted Book Value per Share
Adjusted book value per share is calculated by dividing adjusted stockholders’ equity by common shares outstanding. Management believes that using adjusted book value per share enables investors to analyze the amount of our net worth that is attributable to our business operations. Adjusted book value per share is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in equity markets and interest rates. Book value per share is the most directly comparable GAAP measure.
Adjusted Income (Loss) From Operations Available to Common Stockholders, Excluding AOCI and Preferred Stock ROE
Adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by average stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that can fluctuate significantly from period to period, primarily related to changes in interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Lincoln Financial
Notes

Non-GAAP Measures, Continued
Adjusted Income (Loss) From Operations ROE
Adjusted income (loss) from operations ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by adjusted average stockholders’ equity. Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.
Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• We exclude deferred units of LNC stock that are antidilutive from our diluted net income (loss) and adjusted income (loss) from operations earnings per share calculations.
Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. See adjusted income (loss) from operations ROE above and adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE on page 2 for further information on how these metrics are calculated. Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
Leverage ratio is a measure that we use to monitor the level of our debt relative to our total capitalization. Debt used in this metric reflects total debt and preferred stock adjusted for certain items.
Total capitalization reflects debt used in the numerator of this ratio and stockholders' equity adjusted for certain items.
Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• Universal life insurance (“UL”), IUL, VUL – first-year commissionable premiums plus 5% of excess premiums received;
• MoneyGuard® linked-benefit products – MoneyGuard® (UL) and MoneyGuard Market Advantage® (VUL), 150% of commissionable premiums;
• Executive Benefits – insurance and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received, and single premium bank-owned UL and VUL, 15% of single premium deposits;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.
Certain amounts reported in prior periods have been reclassified to conform to the presentation adopted in the current period.
Statistical Supplement is Dated
This document is dated November 5, 2026, and has not been updated since that date. Lincoln Financial does not intend to update this document.

Lincoln Financial
Credit Ratings

Ratings as of November 5, 2026
Standard
	AM Best	Fitch	Moody's	& Poor's
Senior Debt Ratings	bbb+	BBB+	Baa2	BBB+
Financial Strength Ratings
The Lincoln National Life Insurance Company	A	A+	A2	A+
First Penn-Pacific Life Insurance Company	A	A+	A2	A-
Lincoln Life & Annuity Company of New York	A	A+	A2	A+

Investor Inquiries May Be Directed To:
John Muething, Vice President,
Investor Relations
Email: InvestorRelations@lfg.com
Phone: 800-237-2920

Lincoln Financial
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Nine Months Ended

	9/30/25	12/31/25	3/31/26	6/30/26	9/30/26	Change	9/30/25	9/30/26	Change
Revenues
Insurance premiums	$1,637	$1,671	$1,674	$1,715	$1,665	1.7%	$4,995	$5,053	1.2%
Fee income	1,392	1,416	1,377	1,406	1,416	1.7%	4,113	4,199	2.1%
Net investment income	1,544	1,597	1,605	1,625	1,724	11.7%	4,478	4,955	10.7%
Realized gain (loss)	(216)	47	466	(406)	442	NM	(847)	502	159.3%
Other revenues	198	191	184	202	234	18.2%	551	619	12.3%
Total revenues	4,555	4,922	5,306	4,542	5,481	20.3%	13,290	15,328	15.3%

Expenses
Benefits and policyholder liability remeasurement	1,927	1,927	2,009	1,866	2,075	7.7%	5,842	5,950	1.8%
Interest credited	954	984	999	1,024	1,062	11.3%	2,759	3,084	11.8%
Market risk benefit (gain) loss	(343)	(382)	987	(1,460)	(1,017)	NM	10	(1,490)	NM
Commissions and other expenses	1,414	1,397	1,476	1,387	1,536	8.6%	4,110	4,398	7.0%
Interest and debt expense	79	81	81	82	90	13.9%	146	254	74.0%
Total expenses	4,031	4,007	5,552	2,899	3,746	-7.1%	12,867	12,196	-5.2%
Income (loss) before taxes	524	915	(246)	1,643	1,735	231.1%	423	3,132	NM
Federal income tax expense (benefit)	79	161	(74)	311	336	NM	—	573	NM
Net income (loss)	445	754	(172)	1,332	1,399	214.4%	423	2,559	NM
Preferred stock dividends declared	(34)	(11)	(34)	(11)	(34)	0.0%	(80)	(80)	0.0%
Preferred stock repurchase premium	—	—	—	—	(36)	NM	—	(36)	NM
Adjustment for deferred units of LNC stock
in our deferred compensation plans	—	2	(5)	—	3	NM	—	(2)	NM
Net income (loss) available to common
stockholders – diluted	$411	$745	$(211)	$1,321	$1,332	224.1%	$343	$2,441	NM

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$2.12	$3.80	$(1.10)	$6.72	$6.77	219.3%	$1.87	$12.42	NM

Lincoln Financial
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of

	9/30/25	12/31/25	3/31/26	6/30/26	9/30/26	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$68,351	$69,045	$68,284	$67,901	$61,660	-9.8%
U.S. government bonds	619	869	919	962	928	49.9%
State and municipal bonds	2,235	2,147	2,124	2,067	1,785	-20.1%
Foreign government bonds	244	226	202	203	183	-25.0%
Residential mortgage-backed securities	2,118	2,122	2,063	1,953	1,866	-11.9%
Commercial mortgage-backed securities	2,150	2,502	2,669	2,888	2,988	39.0%
Asset-backed securities	14,706	16,282	17,703	18,898	21,458	45.9%
Hybrid and redeemable preferred securities	257	255	236	213	207	-19.5%
Total fixed maturity AFS securities, net of allowance for credit losses	90,680	93,448	94,200	95,085	91,075	0.4%
Trading securities	1,853	1,676	1,552	1,515	1,376	-25.7%
Equity securities	542	636	475	456	451	-16.8%
Mortgage loans on real estate, net of allowance for credit losses	22,230	22,472	22,825	23,406	24,644	10.9%
Policy loans	2,584	2,626	2,606	2,596	2,592	0.3%
Derivative investments	10,427	9,945	8,337	11,382	9,752	-6.5%
Other investments	7,786	8,105	8,742	8,870	9,401	20.7%
Total investments	136,102	138,908	138,737	143,310	139,291	2.3%
Cash and invested cash	10,668	9,502	7,345	10,165	9,791	-8.2%
Deferred acquisition costs, value of business acquired and deferred sales inducements	12,681	12,827	12,886	12,918	12,968	2.3%
Reinsurance recoverables, net of allowance for credit losses	28,665	28,012	27,688	27,225	26,008	-9.3%
Deposit assets, net of allowance for credit losses	33,066	33,690	33,597	33,619	33,449	1.2%
Market risk benefit assets	4,694	4,753	4,303	5,077	5,433	15.7%
Accrued investment income	1,172	1,122	1,170	1,169	1,223	4.4%
Goodwill	1,144	1,144	1,144	1,144	1,144	0.0%
Other assets	7,223	7,154	7,248	6,918	7,179	-0.6%
Separate account assets	179,860	180,092	172,043	188,252	182,209	1.3%
Total assets	$415,275	$417,204	$406,161	$429,797	$418,695	0.8%

Lincoln Financial
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of

	9/30/25	12/31/25	3/31/26	6/30/26	9/30/26	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Policyholder account balances	$133,223	$136,245	$135,683	$139,510	$140,342	5.3%
Future contract benefits	41,852	42,077	42,010	42,177	40,704	-2.7%
Funds withheld reinsurance liabilities	17,559	17,922	17,564	16,808	15,469	-11.9%
Market risk benefit liabilities	1,190	1,118	1,127	895	660	-44.5%
Deferred front-end loads	7,349	7,586	7,804	8,059	8,283	12.7%
Payables for collateral on investments	11,153	7,954	6,556	9,232	8,311	-25.5%
Short-term debt	—	400	400	400	—	NM
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 9 for details)	868	868	868	868	868	0.0%
Financial	4,904	4,998	5,101	5,597	5,572	13.6%
Other liabilities	6,865	7,038	6,793	6,650	6,853	-0.2%
Separate account liabilities	179,860	180,092	172,043	188,252	182,209	1.3%
Total liabilities	404,823	406,298	395,949	418,448	409,271	1.1%

Stockholders’ Equity
Preferred stock	986	986	986	986	555	-43.7%
Common stock	5,574	5,592	5,602	5,619	5,602	0.5%
Retained earnings	7,731	8,386	8,091	9,322	10,545	36.4%
Accumulated other comprehensive income (loss):
Unrealized investment gain (loss)	(3,930)	(3,964)	(4,900)	(4,621)	(7,315)	-86.1%
Market risk benefit non-performance risk gain (loss)	(58)	(261)	179	(225)	(578)	NM
Policyholder liability discount rate remeasurement gain (loss)	474	480	566	580	928	95.8%
Foreign currency translation adjustment	(18)	(18)	(20)	(20)	(21)	-16.7%
Funded status of employee benefit plans	(307)	(295)	(292)	(292)	(292)	4.9%
Total accumulated other comprehensive income (loss)	(3,839)	(4,058)	(4,467)	(4,578)	(7,278)	-89.6%
Total stockholders’ equity	10,452	10,906	10,212	11,349	9,424	-9.8%
Total liabilities and stockholders’ equity	$415,275	$417,204	$406,161	$429,797	$418,695	0.8%

Lincoln Financial
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Nine Months Ended

	9/30/25	12/31/25	3/31/26	6/30/26	9/30/26	Change	9/30/25	9/30/26	Change
Income (Loss)
Net income (loss)	$445	$754	$(172)	$1,332	$1,399	214.4%	$423	$2,559	NM
Pre-tax adjusted income (loss) from operations	506	524	427	528	437	-13.6%	1,386	1,392	0.4%
After-tax adjusted income (loss) from operations (1)	431	445	360	450	373	-13.5%	1,183	1,183	0.0%
Adjusted operating tax rate	14.8%	15.0%	15.8%	14.6%	14.6%		14.6%	15.0%
Adjusted income (loss) from operations available to
common stockholders (1)	397	434	326	439	339	-14.6%	1,103	1,103	0.0%

ROE
Net income (loss) ROE	17.8%	28.3%	-6.5%	49.4%	53.9%		6.2%	32.3%
Adjusted income (loss) from operations available to common
stockholders, excluding AOCI and preferred stock ROE	12.1%	12.7%	9.4%	12.3%	8.7%		11.8%	10.1%
Adjusted income (loss) from operations ROE	11.3%	12.1%	8.8%	11.6%	8.8%		11.1%	9.7%

Per Common Share
Net income (loss) available to
common stockholders (diluted) (2)	$2.12	$3.80	$(1.10)	$6.72	$6.77	219.3%	$1.87	$12.42	NM
Adjusted income (loss) from operations available to
common stockholders (diluted) (3)	2.04	2.21	1.66	2.24	1.72	-15.7%	6.01	5.61	-6.7%
Dividends declared during the period	0.45	0.45	0.45	0.45	0.45	0.0%	1.35	1.35	0.0%

Book Value Per Common Share
Book value per share	$49.56	$51.88	$47.87	$53.68	$46.17	-6.8%	$49.56	$46.17	-6.8%
Book value per share, excluding AOCI (4)	69.66	73.10	71.06	77.39	84.05	20.7%	69.66	84.05	20.7%
Adjusted book value per share (4)	74.23	76.33	77.77	79.45	80.63	8.6%	74.23	80.63	8.6%

Common Shares
Repurchased during the period	—	—	—	—	1.1	NM	—	1.1	NM
End-of-period – basic	191.0	191.2	192.7	193.0	192.1	0.6%	191.0	192.1	0.6%
Average for the period – basic	190.8	191.1	191.9	192.9	192.6	0.9%	179.8	192.5	7.1%
End-of-period – diluted	196.0	196.7	196.3	196.5	196.3	0.2%	196.0	196.3	0.2%
Average for the period – diluted (5)	195.0	196.3	196.5	196.4	196.7	0.9%	183.5	196.5	7.1%

(1) See reconciliation to net income (loss) and net income (loss) available to common stockholders – diluted on page 25.
(2) Due to reporting a net loss for the three months ended March 31, 2026, basic shares were used in the diluted EPS calculation for this period as the use of diluted shares would have resulted in a lower loss per share. Additionally, the diluted EPS calculation for the three months ended March 31, 2026, reflects the assumed settlement of certain deferred units of LNC stock in our deferred compensation plans.
(3) See reconciliation to earnings (loss) per common share – diluted on page 27.
(4) See reconciliation to stockholders’ equity and book value per common share on page 29.
(5) Represents shares used in our adjusted income (loss) from operations – diluted per share calculations.

Lincoln Financial
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Nine Months Ended

	9/30/25	12/31/25	3/31/26	6/30/26	9/30/26	Change	9/30/25	9/30/26	Change
Cash Returned to Common Stockholders
Shares repurchased	$—	$—	$—	$—	$50	NM	$—	$50	NM
Common dividends	85	85	86	86	86	1.2%	239	258	7.9%
Total cash returned to common stockholders	$85	$85	$86	$86	$136	60.0%	$239	$308	28.9%

Cash Returned to Preferred Stockholders – Preferred Dividends	$34	$11	$34	$11	$34	0.0%	$80	$80	0.0%

Leverage Ratio
Short-term debt	$—	$400	$400	$400	$—	NM
Long-term debt	5,772	5,866	5,969	6,465	6,440	11.6%
Total debt	5,772	6,266	6,369	6,865	6,440	11.6%
Preferred stock	986	986	986	986	555	-43.7%
Total debt and preferred stock	6,758	7,252	7,355	7,851	6,995	3.5%
Less:
Operating debt (1)	868	868	868	868	868	0.0%
Prefunding of upcoming debt maturities	—	400	400	400	—	NM
Prefunding of repurchase and/or redemption of shares
of outstanding preferred stock (2)	—	—	—	500	63	NM
25% of capital securities and subordinated notes	247	247	247	372	370	49.8%
50% of preferred stock, net of prefunding	493	493	493	243	246	-50.1%
Carrying value of fair value hedges and other items	119	114	112	108	80	-32.8%
Total numerator	$5,031	$5,130	$5,235	$5,360	$5,368	6.7%
Adjusted stockholders’ equity (3)	$14,180	$14,595	$14,987	$15,340	$15,490	9.2%
Add:
25% of capital securities and subordinated notes	247	247	247	372	370	49.8%
50% of preferred stock, net of prefunding	493	493	493	243	246	-50.1%
Total numerator	5,031	5,130	5,235	5,360	5,368	6.7%
Total denominator	$19,951	$20,465	$20,962	$21,315	$21,474	7.6%

Leverage ratio	25.2%	25.1%	25.0%	25.1%	25.0%

Holding Company Available Liquidity (2)	$461	$1,055	$1,205	$1,803	$1,067	131.5%

Holding Company Available Liquidity, Net of Prefunding	$461	$655	$805	$903	$1,004	117.8%

(1) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.
(2) Holding company available liquidity includes prefunding of repurchase and/or redemption of shares of outstanding preferred stock.
(3) See reconciliation to stockholders’ equity on page 29.

Lincoln Financial
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/25	12/31/25	3/31/26	6/30/26	9/30/26	Change	9/30/25	9/30/26	Change
Annuities
Operating revenues	$1,270	$1,308	$1,283	$1,341	$1,369	7.8%	$3,682	$3,993	8.4%
Deposits	4,470	4,890	3,941	3,520	4,274	-4.4%	12,293	11,735	-4.5%
Net flows	(1,143)	(1,227)	(2,196)	(2,917)	(2,699)	NM	(3,981)	(7,812)	-96.2%
Average account balances, net of reinsurance	170,318	174,668	175,173	178,812	181,079	6.3%	164,735	178,493	8.4%
Alternative investment income (1)	2	3	3	1	4	100.0%	8	8	0.0%

Life Insurance
Operating revenues	$1,610	$1,643	$1,628	$1,572	$1,683	4.5%	$4,798	$4,883	1.8%
Deposits	2,247	1,457	1,253	1,673	1,196	-46.8%	4,747	4,123	-13.1%
Net flows	1,659	974	634	1,133	366	-77.9%	2,861	2,134	-25.4%
Average account balances, net of reinsurance	47,503	49,150	49,232	50,981	52,903	11.4%	45,680	51,039	11.7%
Average in-force face amount	1,067,503	1,065,813	1,062,558	1,059,320	1,055,957	-1.1%	1,070,683	1,059,279	-1.1%
Alternative investment income (1)	95	115	121	47	165	73.7%	258	333	29.1%

Group Protection
Operating revenues	$1,507	$1,535	$1,554	$1,576	$1,555	3.2%	$4,566	$4,685	2.6%
Insurance premiums	1,352	1,380	1,399	1,420	1,392	3.0%	4,109	4,211	2.5%
Alternative investment income (1)	2	3	2	2	4	100.0%	5	8	60.0%

Retirement Plan Services
Operating revenues	$343	$352	$346	$353	$357	4.1%	$1,001	$1,056	5.5%
Deposits	5,008	3,939	4,142	3,736	3,540	-29.3%	12,717	11,417	-10.2%
Net flows	755	(998)	(213)	(2,425)	(1,941)	NM	(2,014)	(4,579)	NM
Average account balances	119,259	123,533	124,766	128,344	130,034	9.0%	115,014	127,916	11.2%
Alternative investment income (1)	2	3	3	2	3	50.0%	6	8	33.3%

Consolidated
Adjusted operating revenues (2)	$4,780	$4,894	$4,868	$4,926	$5,059	5.8%	$14,190	$14,853	4.7%
Deposits	11,725	10,286	9,336	8,929	9,010	-23.2%	29,757	27,275	-8.3%
Net flows	1,271	(1,251)	(1,775)	(4,209)	(4,274)	NM	(3,134)	(10,257)	NM
Average account balances, net of reinsurance	337,080	347,351	349,171	358,137	364,016	8.0%	325,429	357,448	9.8%
Alternative investment income (1)	101	124	129	52	176	74.3%	277	357	28.9%

(1) Excludes alternative investment income on investments supporting our modified coinsurance and coinsurance with funds withheld agreements as we have a limited economic interest in the investments.
(2) See reconciliation to total revenues on page 26.

Lincoln Financial
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/25	12/31/25	3/31/26	6/30/26	9/30/26	Change	9/30/25	9/30/26	Change
Sales
Annuities:
RILA	$1,457	$1,936	$1,822	$1,599	$1,463	0.4%	$4,195	$4,884	16.4%
Fixed	1,368	1,227	716	604	1,376	0.6%	3,451	2,696	-21.9%
Traditional variable with GLBs	1,080	1,119	867	639	682	-36.9%	3,113	2,187	-29.7%
Traditional variable without GLBs	562	607	534	673	747	32.9%	1,515	1,955	29.0%
Total Annuities	$4,467	$4,889	$3,939	$3,515	$4,268	-4.5%	$12,274	$11,722	-4.5%

Life Insurance:
IUL/UL	$25	$42	$29	$23	$34	36.0%	$78	$86	10.3%
MoneyGuard®	31	35	29	32	33	6.5%	89	95	6.7%
VUL	26	36	22	35	19	-26.9%	56	76	35.7%
Term	15	14	16	13	14	-6.7%	42	43	2.4%
Executive Benefits	201	15	33	113	6	-97.0%	251	151	-39.8%
Total Life Insurance	$298	$142	$129	$216	$106	-64.4%	$516	$451	-12.6%

Group Protection:
Life	$50	$136	$97	$83	$36	-28.0%	$255	$216	-15.3%
Disability	47	232	45	65	26	-44.7%	165	137	-17.0%
Dental	19	23	8	7	10	-47.4%	40	24	-40.0%
Total Group Protection	$116	$391	$150	$155	$72	-37.9%	$460	$377	-18.0%

Percent employee-paid	46.5%	28.7%	70.7%	56.6%	57.2%		60.3%	62.3%

Retirement Plan Services:
First-year sales	$2,440	$1,683	$1,134	$941	$749	-69.3%	$4,766	$2,825	-40.7%
Recurring deposits	2,568	2,256	3,008	2,795	2,791	8.7%	7,951	8,592	8.1%
Total Retirement Plan Services	$5,008	$3,939	$4,142	$3,736	$3,540	-29.3%	$12,717	$11,417	-10.2%

Lincoln Financial
Operating Revenues and General and Administrative Expenses By Segment and Other Operations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/25	12/31/25	3/31/26	6/30/26	9/30/26	Change	9/30/25	9/30/26	Change
Operating Revenues
Annuities	$1,270	$1,308	$1,283	$1,341	$1,369	7.8%	$3,682	$3,993	8.4%
Life Insurance	1,610	1,643	1,628	1,572	1,683	4.5%	4,798	4,883	1.8%
Group Protection	1,507	1,535	1,554	1,576	1,555	3.2%	4,566	4,685	2.6%
Retirement Plan Services	343	352	346	353	357	4.1%	1,001	1,056	5.5%
Other Operations	50	56	57	84	95	90.0%	143	236	65.0%
Total adjusted operating revenues	$4,780	$4,894	$4,868	$4,926	$5,059	5.8%	$14,190	$14,853	4.7%

General and Administrative Expenses,
Net of Amounts Capitalized
Annuities	$108	$122	$111	$116	$112	3.7%	$326	$338	3.7%
Life Insurance	121	130	119	124	122	0.8%	362	365	0.8%
Group Protection	200	215	211	217	205	2.5%	608	634	4.3%
Retirement Plan Services	80	87	86	89	87	8.8%	241	262	8.7%
Other Operations	62	65	62	58	56	-9.7%	183	175	-4.4%
Total	$571	$619	$589	$604	$582	1.9%	$1,720	$1,774	3.1%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	8.5%	9.3%	8.6%	8.6%	8.1%		8.8%	8.5%
Life Insurance	7.5%	7.9%	7.3%	7.9%	7.3%		7.6%	7.5%
Group Protection	13.2%	14.0%	13.6%	13.8%	13.2%		13.3%	13.5%
Retirement Plan Services	23.2%	24.8%	24.8%	25.3%	24.3%		24.1%	24.8%
Total	11.9%	12.6%	12.1%	12.3%	11.5%		12.1%	11.9%

Lincoln Financial
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/25	12/31/25	3/31/26	6/30/26	9/30/26	Change	9/30/25	9/30/26	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$637	$693	$644	$659	$644	1.1%	$1,893	$1,945	2.7%
Commissions	609	689	617	605	630	3.4%	1,737	1,851	6.6%
Taxes, licenses and fees	86	74	100	80	80	-7.0%	263	260	-1.1%
Interest and debt expense	79	81	81	82	90	13.9%	240	254	5.8%
Expenses associated with reserve financing
and letters of credit	35	25	26	27	27	-22.9%	101	79	-21.8%
Total adjusted operating commissions and
other expenses incurred	1,446	1,562	1,468	1,453	1,471	1.7%	4,234	4,389	3.7%

Less Amounts Capitalized
General and administrative expenses	(66)	(74)	(55)	(55)	(62)	6.1%	(173)	(171)	1.2%
Commissions	(281)	(360)	(289)	(268)	(292)	-3.9%	(771)	(848)	-10.0%
Taxes, licenses and fees	(15)	(8)	(9)	(8)	(6)	60.0%	(32)	(22)	31.3%
Total amounts capitalized	(362)	(442)	(353)	(331)	(360)	0.6%	(976)	(1,041)	-6.7%
Total expenses incurred, net of amounts
capitalized, excluding amortization	1,084	1,120	1,115	1,122	1,111	2.5%	3,258	3,348	2.8%

Amortization
Amortization of DAC, VOBA and other intangibles	324	328	327	331	345	6.5%	940	1,003	6.7%
Total operating commissions and
other expenses	$1,408	$1,448	$1,442	$1,453	$1,456	3.4%	$4,198	$4,351	3.6%

Lincoln Financial
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended

	9/30/25	12/31/25	3/31/26	6/30/26	9/30/26	Change	9/30/25	9/30/26	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$25	$28	$18	$36	$27	8.0%	$75	$81	8.0%
Fee income (1)	617	624	608	623	631	2.3%	1,782	1,862	4.5%
Net investment income	497	517	525	547	570	14.7%	1,449	1,642	13.3%
Other revenues	131	139	132	135	141	7.6%	376	408	8.5%
Total operating revenues	1,270	1,308	1,283	1,341	1,369	7.8%	3,682	3,993	8.4%
Operating expenses:
Benefits and policyholder liability remeasurement	24	24	24	47	34	41.7%	84	105	25.0%
Interest credited	459	480	495	513	535	16.6%	1,317	1,543	17.2%
Commissions incurred	327	374	339	329	347	6.1%	917	1,015	10.7%
Other expenses incurred	138	162	150	149	147	6.5%	424	446	5.2%
Amounts capitalized	(174)	(228)	(187)	(168)	(188)	-8.0%	(464)	(542)	-16.8%
Amortization	128	127	128	132	145	13.3%	358	404	12.8%
Total operating expenses	902	939	949	1,002	1,020	13.1%	2,636	2,971	12.7%
Income (loss) from operations before taxes	368	369	334	339	349	-5.2%	1,046	1,022	-2.3%
Federal income tax expense (benefit)	58	58	59	52	55	-5.2%	160	166	3.8%
Income (loss) from operations	$310	$311	$275	$287	$294	-5.2%	$886	$856	-3.4%

Effective Federal Income Tax Rate	15.8%	15.7%	17.6%	15.5%	15.7%		15.2%	16.2%

Return on Average Account Balances, Net of
Reinsurance (bps)	73	71	63	64	65	(8)	72	64	(8)

Return on Average Account Balances, Net of
Reinsurance and Market-Linked Adjustment (bps) (2)	76	75	66	67	68	(8)	75	67	(8)

Account Balances, Net of Reinsurance – End-of-Period
RILA account balances	$38,499	$39,443	$38,659	$42,102	$41,946	9.0%	$38,499	$41,946	9.0%
Fixed account balances	11,492	12,388	12,919	13,529	14,753	28.4%	11,492	14,753	28.4%
Traditional variable account balances with GLBs	73,174	72,809	68,484	74,012	70,803	-3.2%	73,174	70,803	-3.2%
Traditional variable account balances without GLBs	50,914	50,748	48,711	52,646	50,941	0.1%	50,914	50,941	0.1%
Total account balances	$174,079	$175,388	$168,773	$182,289	$178,443	2.5%	$174,079	$178,443	2.5%
Percent traditional variable account balances with GLBs	42.0%	41.5%	40.6%	40.6%	39.7%		42.0%	39.7%

Fee Income, Gross of Hedge Allowance	$817	$825	$807	$822	$829	1.5%	$2,382	$2,458	3.2%
Net Investment Income, Net of Reinsurance (3)	475	500	508	530	557	17.3%	1,383	1,595	15.3%
Interest Credited, Net of Reinsurance (3)	314	333	351	367	386	22.9%	904	1,104	22.1%

(1) Fee income is reported net of the hedge allowance, which represents fees allocated to net annuity product features to support the cost of hedging.
(2) Market-linked adjustment represents the portion of the account balance related to the index-linked crediting feature of our fixed indexed annuity and registered index-linked annuity (“RILA”) products.
(3) Net investment income and interest credited are both reported gross of reinsurance. Reinsurance impacts are settled through other revenues.

Lincoln Financial
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended

	9/30/25	12/31/25	3/31/26	6/30/26	9/30/26	Change	9/30/25	9/30/26	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$260	$262	$256	$258	$245	-5.8%	$810	$760	-6.2%
Fee income	683	696	677	683	684	0.1%	2,069	2,043	-1.3%
Net investment income	623	643	647	573	685	10.0%	1,803	1,905	5.7%
Operating realized gain (loss)	(1)	—	—	—	—	100.0%	(4)	—	100.0%
Other revenues	45	42	48	58	69	53.3%	120	175	45.8%
Total operating revenues	1,610	1,643	1,628	1,572	1,683	4.5%	4,798	4,883	1.8%
Operating expenses:
Benefits and policyholder liability remeasurement	961	928	975	894	938	-2.4%	2,919	2,807	-3.8%
Interest credited	298	295	291	293	301	1.0%	874	886	1.4%
Commissions incurred	119	145	112	112	116	-2.5%	329	340	3.3%
Other expenses incurred	199	196	183	182	184	-7.5%	584	548	-6.2%
Amounts capitalized	(144)	(166)	(130)	(128)	(135)	6.3%	(387)	(392)	-1.3%
Amortization of DAC and VOBA	129	133	131	131	130	0.8%	382	391	2.4%
Amortization of deferred loss on business
sold through reinsurance	24	24	24	24	25	4.2%	71	73	2.8%
Total operating expenses	1,586	1,555	1,586	1,508	1,559	-1.7%	4,772	4,653	-2.5%
Income (loss) from operations before taxes	24	88	42	64	124	NM	26	230	NM
Federal income tax expense (benefit)	(1)	11	1	7	19	NM	(14)	28	300.0%
Income (loss) from operations	$25	$77	$41	$57	$105	NM	$40	$202	NM

Effective Federal Income Tax Rate	NM	12.6%	3.7%	10.2%	15.8%		NM	12.0%

Average Account Balances, Net of Reinsurance	$47,503	$49,150	$49,232	$50,981	$52,903	11.4%	$45,680	$51,039	11.7%

In-Force Face Amount
UL and other	$361,964	$362,312	$361,544	$362,618	$361,965	0.0%	$361,964	$361,965	0.0%
Term insurance	705,069	702,280	698,981	695,497	691,835	-1.9%	705,069	691,835	-1.9%
Total in-force face amount	$1,067,033	$1,064,592	$1,060,525	$1,058,115	$1,053,800	-1.2%	$1,067,033	$1,053,800	-1.2%

Lincoln Financial
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended

	9/30/25	12/31/25	3/31/26	6/30/26	9/30/26	Change	9/30/25	9/30/26	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,352	$1,380	$1,399	$1,420	$1,392	3.0%	$4,109	$4,211	2.5%
Net investment income	98	95	96	98	104	6.1%	281	298	6.0%
Other revenues	57	60	59	58	59	3.5%	176	176	0.0%
Total operating revenues	1,507	1,535	1,554	1,576	1,555	3.2%	4,566	4,685	2.6%
Operating expenses:
Benefits and policyholder liability remeasurement	923	984	994	971	1,091	18.2%	2,830	3,056	8.0%
Interest credited	1	1	—	1	1	0.0%	1	2	100.0%
Commissions incurred	132	137	135	133	135	2.3%	404	403	-0.2%
Other expenses incurred	260	275	272	275	263	1.2%	783	809	3.3%
Amounts capitalized	(36)	(40)	(29)	(30)	(30)	16.7%	(103)	(89)	13.6%
Amortization	39	40	40	40	40	2.6%	115	121	5.2%
Total operating expenses	1,319	1,397	1,412	1,390	1,500	13.7%	4,030	4,302	6.7%
Income (loss) from operations before taxes	188	138	142	186	55	-70.7%	536	383	-28.5%
Federal income tax expense (benefit)	39	29	30	39	9	-76.9%	113	78	-31.0%
Income (loss) from operations	$149	$109	$112	$147	$46	-69.1%	$423	$305	-27.9%

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	16.0%		21.0%	20.3%

Operating Margin (1)	11.0%	7.9%	8.0%	10.4%	3.3%		10.3%	7.2%

Loss Ratios by Product Line
Life	59.6%	67.9%	66.9%	62.2%	64.9%		67.4%	64.7%
Disability	73.8%	73.6%	73.4%	71.9%	87.8%		69.3%	77.6%
Dental	78.0%	74.9%	81.6%	82.0%	81.6%		79.1%	81.7%
Total	68.3%	71.4%	71.1%	68.4%	78.4%		68.9%	72.6%

(1) Operating margin is calculated by dividing income (loss) from operations by insurance premiums.

Lincoln Financial
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended

	9/30/25	12/31/25	3/31/26	6/30/26	9/30/26	Change	9/30/25	9/30/26	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$85	$89	$86	$93	$92	8.2%	$245	$271	10.6%
Net investment income	257	262	260	260	261	1.6%	760	781	2.8%
Other revenues	1	1	—	—	4	300.0%	(4)	4	200.0%
Total operating revenues	343	352	346	353	357	4.1%	1,001	1,056	5.5%
Operating expenses:
Interest credited	174	174	170	169	167	-4.0%	518	505	-2.5%
Commissions incurred	30	31	29	30	30	0.0%	84	89	6.0%
Other expenses incurred	87	95	97	96	95	9.2%	265	287	8.3%
Amounts capitalized	(5)	(6)	(5)	(3)	(5)	0.0%	(14)	(13)	7.1%
Amortization	4	4	4	4	5	25.0%	14	14	0.0%
Total operating expenses	290	298	295	296	292	0.7%	867	882	1.7%
Income (loss) from operations before taxes	53	54	51	57	65	22.6%	134	174	29.9%
Federal income tax expense (benefit)	7	8	8	8	10	42.9%	18	27	50.0%
Income (loss) from operations	$46	$46	$43	$49	$55	19.6%	$116	$147	26.7%

Effective Federal Income Tax Rate	14.2%	14.2%	15.2%	14.8%	15.6%		13.0%	15.2%

Return on Average Account Balances (bps)	15	15	14	15	17	2	14	15	1

Net Flows by Market
Core Market (1)	$190	$(43)	$(201)	$(56)	$(250)	NM	$139	$(508)	NM
Mid-Large Market	1,025	(401)	403	(1,918)	(1,246)	NM	(908)	(2,760)	NM
Multi-Fund® and Other	(460)	(554)	(415)	(451)	(445)	3.3%	(1,245)	(1,311)	-5.3%

Net Flows – Trailing Twelve Months	$(2,746)	$(3,012)	$(1,041)	$(2,881)	$(5,577)	NM	$(2,746)	$(5,577)	NM

Base Spreads, Excluding Variable
Investment Income (2)	1.07%	1.10%	1.16%	1.19%	1.24%	17	1.03%	1.20%	17

(1) Formerly referred to as “Small Market.”
(2) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums.

Lincoln Financial
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended

	9/30/25	12/31/25	3/31/26	6/30/26	9/30/26	Change	9/30/25	9/30/26	Change
Other Operations
Operating revenues:
Insurance premiums	$—	$—	$—	$—	$—	NM	$1	$1	0.0%
Net investment income	33	46	52	63	86	160.6%	102	200	96.1%
Other revenues	17	10	5	21	9	-47.1%	40	35	-12.5%
Total operating revenues	50	56	57	84	95	90.0%	143	236	65.0%
Operating expenses:
Benefits and policyholder liability remeasurement	4	2	7	9	41	NM	14	58	NM
Interest credited	22	34	43	48	58	163.6%	49	148	202.0%
Other expenses incurred	72	64	68	63	62	-13.9%	196	193	-1.5%
Interest and debt expense	79	81	81	82	90	13.9%	240	254	5.8%
Total operating expenses	177	181	199	202	251	41.8%	499	653	30.9%
Income (loss) from operations before taxes	(127)	(125)	(142)	(118)	(156)	-22.8%	(356)	(417)	-17.1%
Federal income tax expense (benefit)	(28)	(27)	(31)	(28)	(29)	-3.6%	(74)	(90)	-21.6%
Income (loss) from operations	$(99)	$(98)	$(111)	$(90)	$(127)	-28.3%	$(282)	$(327)	-16.0%

Lincoln Financial
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/25	12/31/25	3/31/26	6/30/26	9/30/26	Change	9/30/25	9/30/26	Change
Traditional Variable Annuities
Balance as of beginning-of-period	$120,815	$124,093	$123,562	$117,200	$126,662	4.8%	$118,954	$123,562	3.9%
Gross deposits	1,642	1,726	1,401	1,312	1,429	-13.0%	4,628	4,142	-10.5%
Surrenders, withdrawals and benefits	(3,843)	(4,066)	(3,982)	(3,975)	(4,211)	-9.6%	(10,973)	(12,168)	-10.9%
Net flows	(2,201)	(2,340)	(2,581)	(2,663)	(2,782)	-26.4%	(6,345)	(8,026)	-26.5%
Policyholder assessments	(670)	(674)	(664)	(671)	(676)	-0.9%	(1,962)	(2,010)	-2.4%
Change in market value and reinvestment	6,149	2,483	(3,117)	12,796	(1,456)	NM	13,446	8,222	-38.9%
Balance as of end-of-period, gross	124,093	123,562	117,200	126,662	121,748	-1.9%	124,093	121,748	-1.9%
Account balances reinsured	(5)	(5)	(5)	(4)	(4)	20.0%	(5)	(4)	20.0%
Balance as of end-of-period, net of reinsurance	$124,088	$123,557	$117,195	$126,658	$121,744	-1.9%	$124,088	$121,744	-1.9%

RILA
Balance as of beginning-of-period	$36,256	$38,499	$39,443	$38,659	$42,102	16.1%	$34,310	$39,443	15.0%
Gross deposits	1,457	1,936	1,822	1,599	1,463	0.4%	4,195	4,884	16.4%
Surrenders, withdrawals and benefits	(1,106)	(1,370)	(1,539)	(1,821)	(2,116)	-91.3%	(2,893)	(5,475)	-89.2%
Net flows	351	566	283	(222)	(653)	NM	1,302	(591)	NM
Policyholder assessments	(4)	(4)	(4)	(4)	(5)	-25.0%	(12)	(13)	-8.3%
Change in market value and reinvestment	392	402	381	448	393	0.3%	1,078	1,221	13.3%
Change in fair value of embedded derivative instruments
and other	1,504	(20)	(1,444)	3,221	109	-92.8%	1,821	1,886	3.6%
Balance as of end-of-period, gross	$38,499	$39,443	$38,659	$42,102	$41,946	9.0%	$38,499	$41,946	9.0%

Balance as of end-of-period, net of market-linked
adjustment	$30,392	$31,751	$32,868	$33,589	$33,862	11.4%	$30,392	$33,862	11.4%

Lincoln Financial
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/25	12/31/25	3/31/26	6/30/26	9/30/26	Change	9/30/25	9/30/26	Change
Fixed Annuities
Balance as of beginning-of-period	$26,832	$27,874	$28,728	$28,974	$29,418	9.6%	$25,963	$28,728	10.6%
Gross deposits	1,371	1,228	718	609	1,382	0.8%	3,470	2,709	-21.9%
Surrenders, withdrawals and benefits	(664)	(681)	(616)	(641)	(646)	2.7%	(2,408)	(1,904)	20.9%
Net flows	707	547	102	(32)	736	4.1%	1,062	805	-24.2%
Policyholder assessments	(14)	(16)	(15)	(15)	(13)	7.1%	(44)	(43)	2.3%
Reinvested interest credited	238	255	256	266	282	18.5%	675	805	19.3%
Change in fair value of embedded derivative instruments
and other	111	68	(97)	225	(70)	NM	218	58	-73.4%
Balance as of end-of-period, gross	27,874	28,728	28,974	29,418	30,353	8.9%	27,874	30,353	8.9%
Account balances reinsured	(16,382)	(16,340)	(16,055)	(15,889)	(15,600)	4.8%	(16,382)	(15,600)	4.8%
Balance as of end-of-period, net of reinsurance	$11,492	$12,388	$12,919	$13,529	$14,753	28.4%	$11,492	$14,753	28.4%

Balance as of end-of-period, net of reinsurance and
market-linked adjustment	$11,298	$12,182	$12,778	$13,300	$14,589	29.1%	$11,298	$14,589	29.1%

Total
Balance as of beginning-of-period	$183,903	$190,466	$191,733	$184,833	$198,182	7.8%	$179,227	$191,733	7.0%
Gross deposits	4,470	4,890	3,941	3,520	4,274	-4.4%	12,293	11,735	-4.5%
Surrenders, withdrawals and benefits	(5,613)	(6,117)	(6,137)	(6,437)	(6,973)	-24.2%	(16,274)	(19,547)	-20.1%
Net flows	(1,143)	(1,227)	(2,196)	(2,917)	(2,699)	NM	(3,981)	(7,812)	-96.2%
Policyholder assessments	(688)	(694)	(683)	(690)	(694)	-0.9%	(2,018)	(2,066)	-2.4%
Change in market value, reinvestment and interest credited	6,779	3,140	(2,480)	13,510	(781)	NM	15,199	10,248	-32.6%
Change in fair value of embedded derivative instruments
and other	1,615	48	(1,541)	3,446	39	-97.6%	2,039	1,944	-4.7%
Balance as of end-of-period, gross	190,466	191,733	184,833	198,182	194,047	1.9%	190,466	194,047	1.9%
Account balances reinsured	(16,387)	(16,345)	(16,060)	(15,893)	(15,604)	4.8%	(16,387)	(15,604)	4.8%
Balance as of end-of-period, net of reinsurance	$174,079	$175,388	$168,773	$182,289	$178,443	2.5%	$174,079	$178,443	2.5%

Balance as of end-of-period, net of reinsurance and
market-linked adjustment	$165,778	$167,490	$162,841	$173,547	$170,195	2.7%	$165,778	$170,195	2.7%

Lincoln Financial
Life Insurance – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/25	12/31/25	3/31/26	6/30/26	9/30/26	Change	9/30/25	9/30/26	Change
General Account
Balance as of beginning-of-period	$36,116	$36,008	$35,986	$35,723	$35,690	-1.2%	$36,599	$35,986	-1.7%
Gross deposits	851	993	837	800	825	-3.1%	2,564	2,462	-4.0%
Withdrawals and deaths	(357)	(327)	(403)	(356)	(641)	-79.6%	(1,174)	(1,400)	-19.3%
Net flows	494	666	434	444	184	-62.8%	1,390	1,062	-23.6%
Transfers between general and separate accounts	72	48	68	86	54	-25.0%	134	209	56.0%
Policyholder assessments	(1,114)	(1,130)	(1,095)	(1,075)	(1,076)	3.4%	(3,320)	(3,247)	2.2%
Reinvested interest credited	367	361	357	364	368	0.3%	1,083	1,089	0.6%
Change in fair value of embedded derivative instruments
and other	73	33	(27)	148	19	-74.0%	122	140	14.8%
Balance as of end-of-period, gross	36,008	35,986	35,723	35,690	35,239	-2.1%	36,008	35,239	-2.1%
Account balances reinsured	(14,658)	(14,500)	(14,304)	(14,127)	(13,698)	6.5%	(14,658)	(13,698)	6.5%
Balance as of end-of-period, net of reinsurance	$21,350	$21,486	$21,419	$21,563	$21,541	0.9%	$21,350	$21,541	0.9%

Separate Account
Balance as of beginning-of-period	$30,616	$33,252	$34,038	$33,237	$37,869	23.7%	$28,841	$34,038	18.0%
Gross deposits	1,396	464	416	873	371	-73.4%	2,183	1,661	-23.9%
Withdrawals and deaths	(231)	(156)	(216)	(184)	(189)	18.2%	(712)	(589)	17.3%
Net flows	1,165	308	200	689	182	-84.4%	1,471	1,072	-27.1%
Transfers between general and separate accounts	(71)	(48)	(68)	(86)	(54)	23.9%	(134)	(209)	-56.0%
Policyholder assessments	(251)	(255)	(252)	(256)	(259)	-3.2%	(745)	(767)	-3.0%
Change in market value and reinvestment	1,793	781	(681)	4,285	(365)	NM	3,819	3,239	-15.2%
Balance as of end-of-period, gross	33,252	34,038	33,237	37,869	37,373	12.4%	33,252	37,373	12.4%
Account balances reinsured	(5,883)	(5,943)	(5,772)	(6,354)	(6,187)	-5.2%	(5,883)	(6,187)	-5.2%
Balance as of end-of-period, net of reinsurance	$27,369	$28,095	$27,465	$31,515	$31,186	13.9%	$27,369	$31,186	13.9%

Total
Balance as of beginning-of-period	$66,732	$69,260	$70,024	$68,960	$73,559	10.2%	$65,440	$70,024	7.0%
Gross deposits	2,247	1,457	1,253	1,673	1,196	-46.8%	4,747	4,123	-13.1%
Withdrawals and deaths	(588)	(483)	(619)	(540)	(830)	-41.2%	(1,886)	(1,989)	-5.5%
Net flows	1,659	974	634	1,133	366	-77.9%	2,861	2,134	-25.4%
Transfers between general and separate accounts	1	—	—	—	—	-100.0%	—	—	NM
Policyholder assessments	(1,365)	(1,385)	(1,347)	(1,331)	(1,335)	2.2%	(4,065)	(4,014)	1.3%
Change in market value and reinvestment	2,160	1,142	(324)	4,649	3	-99.9%	4,902	4,328	-11.7%
Change in fair value of embedded derivative instruments
and other	73	33	(27)	148	19	-74.0%	122	140	14.8%
Balance as of end-of-period, gross	69,260	70,024	68,960	73,559	72,612	4.8%	69,260	72,612	4.8%
Account balances reinsured	(20,541)	(20,443)	(20,076)	(20,481)	(19,885)	3.2%	(20,541)	(19,885)	3.2%
Balance as of end-of-period, net of reinsurance	$48,719	$49,581	$48,884	$53,078	$52,727	8.2%	$48,719	$52,727	8.2%

Lincoln Financial
Retirement Plan Services – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/25	12/31/25	3/31/26	6/30/26	9/30/26	Change	9/30/25	9/30/26	Change
General Account
Balance as of beginning-of-period	$23,700	$23,852	$23,843	$23,694	$23,419	-1.2%	$23,619	$23,843	0.9%
Gross deposits	1,090	1,054	880	901	1,064	-2.4%	3,011	2,844	-5.5%
Withdrawals	(1,287)	(1,350)	(1,279)	(1,470)	(1,348)	-4.7%	(3,720)	(4,096)	-10.1%
Net flows	(197)	(296)	(399)	(569)	(284)	-44.2%	(709)	(1,252)	-76.6%
Transfers between fixed and variable accounts	171	114	86	131	125	-26.9%	426	343	-19.5%
Policyholder assessments	(4)	(4)	(5)	(5)	(5)	-25.0%	(13)	(14)	-7.7%
Reinvested interest credited	182	177	169	168	170	-6.6%	529	505	-4.5%
Balance as of end-of-period	$23,852	$23,843	$23,694	$23,419	$23,425	-1.8%	$23,852	$23,425	-1.8%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$92,683	$98,900	$100,197	$98,151	$107,348	15.8%	$88,962	$100,197	12.6%
Gross deposits	3,918	2,885	3,262	2,835	2,476	-36.8%	9,706	8,573	-11.7%
Withdrawals	(2,966)	(3,587)	(3,076)	(4,691)	(4,133)	-39.3%	(11,011)	(11,900)	-8.1%
Net flows	952	(702)	186	(1,856)	(1,657)	NM	(1,305)	(3,327)	NM
Transfers between fixed and variable accounts	(149)	(101)	(82)	(129)	(116)	22.1%	(404)	(329)	18.6%
Policyholder assessments	(73)	(75)	(76)	(77)	(79)	-8.2%	(210)	(232)	-10.5%
Change in market value and reinvestment	5,487	2,175	(2,074)	11,259	(768)	NM	11,857	8,419	-29.0%
Balance as of end-of-period	$98,900	$100,197	$98,151	$107,348	$104,728	5.9%	$98,900	$104,728	5.9%

Total
Balance as of beginning-of-period	$116,383	$122,752	$124,040	$121,845	$130,767	12.4%	$112,581	$124,040	10.2%
Gross deposits	5,008	3,939	4,142	3,736	3,540	-29.3%	12,717	11,417	-10.2%
Withdrawals	(4,253)	(4,937)	(4,355)	(6,161)	(5,481)	-28.9%	(14,731)	(15,996)	-8.6%
Net flows	755	(998)	(213)	(2,425)	(1,941)	NM	(2,014)	(4,579)	NM
Transfers between fixed and variable accounts	22	13	4	2	9	-59.1%	22	14	-36.4%
Policyholder assessments	(77)	(79)	(81)	(82)	(84)	-9.1%	(223)	(246)	-10.3%
Change in market value and reinvestment	5,669	2,352	(1,905)	11,427	(598)	NM	12,386	8,924	-28.0%
Balance as of end-of-period	$122,752	$124,040	$121,845	$130,767	$128,153	4.4%	$122,752	$128,153	4.4%

Lincoln Financial
Fixed-Income Asset Class
Unaudited (millions of dollars)

	As of 9/30/25		As of 12/31/25		As of 9/30/26
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld
Investments and Allowance for Credit Losses, at Amortized Cost (1)
Industry corporate bonds:
Financial services	$12,848	14.5%	$13,135	14.3%	$12,629	13.1%
Basic industry	2,778	3.1%	2,749	3.0%	2,582	2.7%
Capital goods	5,541	6.2%	5,574	6.1%	5,459	5.7%
Communications	2,786	3.1%	2,936	3.2%	2,902	3.0%
Consumer cyclical	5,243	5.9%	5,360	5.8%	5,037	5.2%
Consumer non-cyclical	12,476	14.0%	12,623	13.6%	9,739	10.1%
Energy	2,529	2.8%	2,487	2.7%	2,634	2.7%
Technology	4,083	4.6%	4,307	4.7%	3,973	4.1%
Transportation	3,173	3.6%	3,243	3.5%	3,188	3.3%
Industrial other	2,282	2.6%	2,346	2.6%	2,366	2.5%
Utilities	11,417	12.9%	11,459	12.4%	11,593	12.1%
Government-related entities	1,111	1.3%	1,108	1.2%	1,065	1.1%
Healthcare (2)	—	0.0%	—	0.0%	2,496	2.6%
Residential mortgage-backed securities ("RMBS")
Agency backed	1,758	2.0%	1,715	1.9%	1,589	1.7%
Non-agency backed	363	0.4%	399	0.4%	437	0.5%
Commercial mortgage-backed securities ("CMBS")	2,152	2.4%	2,503	2.7%	3,084	3.2%
Asset-backed securities ("ABS")
Collateralized loan obligations ("CLOs")	7,738	8.7%	8,512	9.3%	11,194	11.6%
Other ABS	6,923	7.8%	7,713	8.4%	10,592	11.0%
Municipals	2,454	2.8%	2,424	2.6%	2,252	2.3%
United States and foreign government	923	1.0%	1,153	1.3%	1,243	1.3%
Hybrid and redeemable preferred securities	236	0.3%	236	0.3%	203	0.2%
Total fixed maturity AFS securities, net of modified coinsurance and funds withheld
investments and allowance for credit losses, at amortized cost	88,814	100.0%	91,982	100.0%	96,257	100.0%

Trading Securities, Net of Modified Coinsurance and Funds Withheld Investments	498		434		498
Equity Securities, Net of Modified Coinsurance and Funds Withheld Investments	508		561		392
Total fixed maturity AFS, trading and equity securities, net of modified coinsurance and funds
withheld investments and allowance for credit losses, at amortized cost	89,820		92,977		97,147
Modified coinsurance and funds withheld investments	11,194		10,738		8,340
Total fixed maturity AFS, trading and equity securities	$101,014		$103,715		$105,487

(1) Net investment income and net gains (losses) related to assets held by us to support certain modified coinsurance and funds withheld agreements are included in periodic payments to or from the reinsurers, resulting in the economic benefits of these assets flowing to the reinsurers. Accordingly, these assets have been excluded from summaries provided on pages 23 and 24 as we have a limited economic interest in the assets.
(2) Beginning in the third quarter of 2026, the industry classification for Healthcare was presented, which consists of certain securities that were previously reported in Consumer non-cyclical.

Lincoln Financial
Fixed-Income Credit Quality
Unaudited (millions of dollars)

	As of 9/30/25		As of 12/31/25		As of 9/30/26
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld Investments
and Allowance for Credit Losses, at Amortized Cost (1)
NAIC 1 (AAA-A)	$53,083	59.8%	$55,596	60.4%	$60,420	62.8%
NAIC 2 (BBB)	32,762	36.9%	33,291	36.2%	33,058	34.3%
Total investment grade	85,845	96.7%	88,887	96.6%	93,478	97.1%

NAIC 3 (BB)	956	1.1%	994	1.1%	1,048	1.1%
NAIC 4 (B)	1,879	2.1%	1,966	2.1%	1,588	1.6%
NAIC 5 (CCC and lower)	61	0.0%	63	0.1%	109	0.1%
NAIC 6 (in or near default)	73	0.1%	72	0.1%	34	0.1%
Total below investment grade	2,969	3.3%	3,095	3.4%	2,779	2.9%
Total	$88,814	100.0%	$91,982	100.0%	$96,257	100.0%

Commercial Mortgage Loans, Net of Modified Coinsurance and Funds Withheld Investments,
at Amortized Cost (1)(2)
CM1 (AAA-A)	$13,122	74.4%	$12,814	72.6%	$12,122	67.7%
CM2 (BBB)	4,211	23.9%	4,527	25.6%	5,222	29.2%
CM3-7 (BB and lower) (3)	308	1.7%	320	1.8%	548	3.1%
Total	$17,641	100.0%	$17,661	100.0%	$17,892	100.0%

Total Fixed Maturity AFS Securities and Commercial Mortgage Loans, Net of Modified
Coinsurance and Funds Withheld Investments, at Amortized Cost (1)(2)
AAA-A	$66,205	62.2%	$68,410	62.4%	$72,542	63.6%
BBB	36,973	34.7%	37,818	34.5%	38,280	33.5%
BB and lower	3,277	3.1%	3,415	3.1%	3,327	2.9%
Total	$106,455	100.0%	$109,643	100.0%	$114,149	100.0%

(1) Ratings are based upon the designations determined and provided by the National Association of Insurance Commissioners (“NAIC”) or based upon ratings from credit rating agencies to derive the NAIC designation.
(2) CM Ratings reflect the risk-based capital risk category for commercial mortgage loans. Letter ratings are assumed NAIC equivalent ratings where NAIC 1 = CM1, NAIC 2 = CM2 and NAIC 3-6 = CM3-7.
(3) Includes mortgage fund limited partnerships classified as CM3 that are included in “Other investments” on the Consolidated Balance Sheets.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/25	12/31/25	3/31/26	6/30/26	9/30/26	Change	9/30/25	9/30/26	Change
Net Income (Loss)
Net income (loss)	$445	$754	$(172)	$1,332	$1,399	214.4%	$423	$2,559	NM
Less:
Net annuity product features, pre-tax (1)	410	515	(695)	1,497	1,317	221.2%	(277)	2,119	NM
Net life insurance product features, pre-tax	(22)	(5)	22	(50)	37	268.2%	(37)	10	127.0%
Credit loss-related adjustments, pre-tax	(38)	(43)	(20)	(37)	(47)	-23.7%	(91)	(104)	-14.3%
Investment gains (losses), pre-tax	(35)	(101)	(42)	(197)	(388)	NM	(218)	(628)	NM
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, pre-tax (2)	(191)	65	179	(85)	544	NM	(266)	638	NM
Gains (losses) on other non-financial assets, pre-tax	—	(14)	(6)	—	—	NM	—	(6)	NM
Other items, pre-tax (3)(4)(5)(6)(7)	(105)	(27)	(111)	(12)	(164)	-56.2%	(65)	(287)	NM
Income tax benefit (expense) related to the above
pre-tax items	(5)	(81)	141	(234)	(273)	NM	194	(366)	NM
Total adjustments	14	309	(532)	882	1,026	NM	(760)	1,376	281.1%
Adjusted income (loss) from operations	$431	$445	$360	$450	$373	-13.5%	$1,183	$1,183	0.0%

Net Income (Loss) Available to Common
Stockholders – Diluted
Net income (loss) available to common stockholders – diluted	$411	$745	$(211)	$1,321	$1,332	224.1%	$343	$2,441	NM
Less:
Total adjustments as set forth in the above reconciliation (8)	14	311	(537)	882	1,029	NM	(760)	1,374	280.8%
Preferred stock repurchase premium	—	—	—	—	(36)	NM	—	(36)	NM
Adjusted income (loss) from operations available
to common stockholders	$397	$434	$326	$439	$339	-14.6%	$1,103	$1,103	0.0%

(1) Includes changes in MRBs of $(1,302) million, $932 million, $337 million, $374 million, $(997) million, $1,450 million and $1,006 million; changes in the fair value of the related hedge instruments inclusive of income allocated to support the cost of hedging or future benefits of $268 million, $(605) million, $30 million, $44 million, $177 million, $(115) million and $(8) million; and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $(58) million, $78 million, $43 million, $97 million, $125 million, $162 million and $319 million for the first quarter of 2025, second quarter of 2025, third quarter of 2025, fourth quarter of 2025, first quarter of 2026, second quarter of 2026 and third quarter of 2026, respectively.

(2) Includes primarily changes in the fair value of the embedded derivative related to the fourth quarter 2023 reinsurance transaction.
(3) For the third quarter of 2025, includes certain legal accruals of $(9) million; for the fourth quarter of 2025, includes certain regulatory accruals of $2 million; for the first quarter of 2026 and third quarter of 2026, includes certain legal accruals of $(122) million and $(14) million, respectively.

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Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

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(4) Includes severance expense related to initiatives to realign the workforce of $(6) million, $(2) million, $(5) million, $(11) million, $(7) million, $(11) million and $(3) million in the first quarter of 2025, second quarter of 2025, third quarter of 2025, fourth quarter of 2025, first quarter of 2026, second quarter of 2026 and third quarter of 2026, respectively.

(5) Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives consisting of $(20) million and $(5) million in the first quarter of 2025 and fourth quarter of 2025, respectively, related to the sale of our wealth management business; $(18) million and $(3) million in the second quarter of 2025 and fourth quarter of 2025, respectively, primarily related to the Bain Capital transaction; $(55) million in the third quarter of 2025 of transaction costs related to restructuring certain captive reinsurance subsidiaries; $(22) million in the third quarter of 2025 related to Life Insurance segment persistency optimization; and $(135) million in the third quarter of 2026 primarily related to a reinsurance recapture.

(6) Includes deferred compensation mark-to-market adjustment of $(9) million, $1 million, $(14) million, $(10) million, $18 million, $(1) million and $(12) million in the first quarter of 2025, second quarter of 2025, third quarter of 2025, fourth quarter of 2025, first quarter of 2026, second quarter of 2026 and third quarter of 2026, respectively.

(7) Includes gain on early extinguishment of debt of $94 million in the second quarter of 2025.
(8) For the fourth quarter of 2025, first quarter of 2026, third quarter of 2026 and nine months ended 2026, also includes adjustment for deferred units of LNC stock in our deferred compensation plans of $2 million, $(5) million, $3 million and $(2) million, respectively.

	For the Three Months Ended						For the Nine Months Ended

	9/30/25	12/31/25	3/31/26	6/30/26	9/30/26	Change	9/30/25	9/30/26	Change
Revenues
Total revenues	$4,555	$4,922	$5,306	$4,542	$5,481	20.3%	$13,290	$15,328	15.3%
Less:
Revenue adjustments from annuity
and life insurance product features	39	121	327	(65)	313	NM	(325)	575	276.9%
Credit loss-related adjustments	(38)	(43)	(20)	(37)	(47)	-23.7%	(91)	(104)	-14.3%
Investment gains (losses)	(35)	(101)	(42)	(197)	(388)	NM	(218)	(628)	NM
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans (1)	(191)	65	179	(85)	544	NM	(266)	638	NM
Gains (losses) on other non-financial assets	—	(14)	(6)	—	—	NM	—	(6)	NM
Adjusted operating revenues	$4,780	$4,894	$4,868	$4,926	$5,059	5.8%	$14,190	$14,853	4.7%

(1) Includes primarily changes in the fair value of the embedded derivative related to the fourth quarter of 2023 reinsurance transaction.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited

	For the Three Months Ended						For the Nine Months Ended

	9/30/25	12/31/25	3/31/26	6/30/26	9/30/26	Change	9/30/25	9/30/26	Change
Per Common Share – Diluted
Net income (loss) available to common stockholders	$2.12	$3.80	$(1.10)	$6.72	$6.77	219.3%	$1.87	$12.42	NM
Less:
Net annuity product features, pre-tax (1)	2.11	2.62	(3.60)	7.62	6.69	217.1%	(1.52)	10.78	NM
Net life insurance product features, pre-tax	(0.11)	(0.02)	0.12	(0.26)	0.19	272.7%	(0.20)	0.05	125.0%
Credit loss-related adjustments, pre-tax	(0.20)	(0.22)	(0.10)	(0.19)	(0.24)	-20.0%	(0.50)	(0.53)	-6.0%
Investment gains (losses), pre-tax	(0.18)	(0.51)	(0.22)	(1.00)	(1.97)	NM	(1.19)	(3.19)	NM
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, pre-tax	(0.98)	0.34	0.92	(0.44)	2.78	NM	(1.46)	3.24	NM
Gains (losses) on other non-financial assets, pre-tax	—	(0.07)	(0.03)	—	—	NM	—	(0.03)	NM
Other items, pre-tax (2)(3)(4)(5)(6)	(0.53)	(0.14)	(0.58)	(0.06)	(0.83)	-56.6%	(0.35)	(1.47)	NM
Income tax benefit (expense) related
to the above pre-tax items	(0.03)	(0.41)	0.73	(1.19)	(1.39)	NM	1.06	(1.86)	NM
Preferred stock repurchase premium	—	—	—	—	(0.18)	NM	—	(0.18)	NM
Adjustment attributable to using different average
diluted shares for adjusted income (loss) from
operations available to common stockholders
as compared to net income (loss)
available to common stockholders	—	—	—	—	—	NM	0.02	—	-100.0%
Adjusted income (loss) from operations
available to common stockholders	$2.04	$2.21	$1.66	$2.24	$1.72	-15.7%	$6.01	$5.61	-6.7%

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Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited

(continued from the previous page)

(1) Includes changes in MRBs of $1.74, $1.91, $(5.17), $7.39, $5.11, $(0.18) and $7.42; changes in the fair value of the related hedge instruments inclusive of income allocated to support the cost of hedging or future benefits of $0.15, $0.22, $0.92, $(0.59), $(0.04), $(1.68) and $0.27; changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $0.22, $0.49, $0.65, $0.82, $1.62, $0.34 and $3.09 for the third quarter of 2025, fourth quarter of 2025, first quarter of 2026, second quarter of 2026, third quarter of 2026, nine months ended 2025 and nine months ended 2026, respectively.

(2) For the third quarter of 2025, includes certain legal accruals of $(0.05); for the fourth quarter of 2025, includes certain regulatory accruals of $0.01; for the first quarter of 2026 and third quarter of 2026, includes certain legal accruals of $(0.63) and $(0.07), respectively. For the nine months ended 2025 and nine months ended 2026, includes certain legal accruals of $(0.05) and $(0.70), respectively.

(3) Includes severance expense related to initiatives to realign the workforce of $(0.02), $(0.06), $(0.04), $(0.06), $(0.01), $(0.07) and $(0.11) in the third quarter of 2025, fourth quarter of 2025, first quarter of 2026, second quarter of 2026, third quarter of 2026, nine months ended 2025 and nine months ended 2026, respectively.

(4) Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives consisting of $(0.28) in the third quarter of 2025 of transaction costs related to restructuring certain captive reinsurance subsidiaries; $(0.11) in the third quarter of 2025 related to Life Insurance segment persistency optimization; $(0.03) in the fourth quarter of 2025 related to the sale of our wealth management business; $(0.01) in the fourth quarter of 2025, primarily related to the Bain Capital transaction; $(0.69) in the third quarter of 2026, primarily related to a reinsurance recapture; for the nine months ended 2025, includes $(0.30) of transaction costs related to restructuring certain captive reinsurance subsidiaries, $(0.11) related to Life Insurance segment persistency optimization, $(0.11) related to the sale of our wealth management business and $(0.10) primarily related to the Bain Capital transaction; for the nine months ended 2026 includes $(0.69) primarily related to a reinsurance recapture.

(5) Includes deferred compensation mark-to-market adjustment of $(0.07), $(0.05), $0.09, $(0.06), $(0.12) and $0.03 in the third quarter of 2025, fourth quarter of 2025, first quarter of 2026, third quarter of 2026, nine months ended 2025 and nine months ended 2026, respectively.

(6) Includes gain on early extinguishment of debt of $0.52 and $0.51 in the second quarter of 2025 and nine months ended 2025, respectively.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Nine Months Ended

	9/30/25	12/31/25	3/31/26	6/30/26	9/30/26	Change	9/30/25	9/30/26	Change
Stockholders’ Equity, End-of-Period
Stockholders’ equity	$10,452	$10,906	$10,212	$11,349	$9,424	-9.8%	$10,452	$9,424	-9.8%
Less:
Preferred stock	986	986	986	986	555	-43.7%	986	555	-43.7%
AOCI	(3,839)	(4,058)	(4,467)	(4,578)	(7,278)	-89.6%	(3,839)	(7,278)	-89.6%
Stockholders’ equity, excluding AOCI and preferred stock	13,305	13,978	13,693	14,941	16,147	21.4%	13,305	16,147	21.4%
Changes in MRBs	3,136	3,431	2,643	3,789	4,584	46.2%	3,136	4,584	46.2%
GLB and GDB hedge instruments gains (losses)	(3,706)	(3,812)	(3,829)	(4,070)	(4,232)	-14.2%	(3,706)	(4,232)	-14.2%
Reinsurance-related embedded derivatives and portfolio
gains (losses)	(305)	(236)	(108)	(118)	305	200.0%	(305)	305	200.0%
Adjusted stockholders’ equity	$14,180	$14,595	$14,987	$15,340	$15,490	9.2%	$14,180	$15,490	9.2%

Stockholders’ Equity, Average
Stockholders’ equity	$10,000	$10,679	$10,559	$10,780	$10,386	3.9%	$9,034	$10,575	17.1%
Less:
Preferred stock	986	986	986	986	771	-21.8%	986	914	-7.3%
AOCI	(4,116)	(3,948)	(4,262)	(4,523)	(5,928)	-44.0%	(4,379)	(4,904)	-12.0%
Stockholders’ equity, excluding AOCI and preferred stock	13,130	13,641	13,835	14,317	15,543	18.4%	12,427	14,565	17.2%
Changes in MRBs	3,002	3,283	3,037	3,216	4,186	39.4%	2,717	3,480	28.1%
GLB and GDB hedge instruments gains (losses)	(3,654)	(3,759)	(3,820)	(3,949)	(4,151)	-13.6%	(3,326)	(3,974)	-19.5%
Reinsurance-related embedded derivatives and portfolio
gains (losses)	(245)	(270)	(172)	(113)	93	138.0%	(203)	(64)	68.5%
Adjusted average stockholders' equity	$14,027	$14,387	$14,790	$15,163	$15,415	9.9%	$13,239	$15,123	14.2%

Book Value Per Common Share
Book value per share	$49.56	$51.88	$47.87	$53.68	$46.17	-6.8%	$49.56	$46.17	-6.8%
Less:
AOCI	(20.10)	(21.22)	(23.19)	(23.71)	(37.88)	-88.5%	(20.10)	(37.88)	-88.5%
Book value per share, excluding AOCI	69.66	73.10	71.06	77.39	84.05	20.7%	69.66	84.05	20.7%
Less:
Changes in MRBs	16.42	17.94	13.72	19.63	23.86	45.3%	16.42	23.86	45.3%
GLB and GDB hedge instruments gains (losses)	(19.40)	(19.94)	(19.87)	(21.08)	(22.03)	-13.6%	(19.40)	(22.03)	-13.6%
Reinsurance-related embedded derivatives and portfolio
gains (losses)	(1.59)	(1.23)	(0.56)	(0.61)	1.59	200.0%	(1.59)	1.59	200.0%
Adjusted book value per share	$74.23	$76.33	$77.77	$79.45	$80.63	8.6%	$74.23	$80.63	8.6%